Exhibit 99.22

MBNA MASTER CREDIT CARD TRUST II

SERIES 1996-M

KEY PERFORMANCE FACTORS
MAY, 1999



        Expected B Maturity                                       12/15/06


        Blended Coupon                                          5.1844%



        Excess Protection Level
          3 Month Average  6.45%
          May, 1999  7.53%
          April, 1999  5.13%
          March, 1999  6.68%


        Cash Yield                                  19.45%


        Investor Charge Offs                        4.88%


        Base Rate                                   7.04%


        Over 30 Day Delinquency                     4.89%


        Seller's Interest                           6.97%


        Total Payment Rate                          14.69%


        Total Principal Balance                     $ 41,914,776,221.36


        Investor Participation Amount               $ 500,000,000.00


        Seller Participation Amount                 $ 2,922,256,702.87